UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2025

NorthStar Healthcare Income, Inc.

(Compound Merger Sub LLC as successor by merger to NorthStar Healthcare Income, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	000-55190	27-3663988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Lexington Avenue, 14th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (929) 777-3135

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on June 9, 2025 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 29, 2025 (the “Merger Agreement”), by and among NorthStar Healthcare Income, Inc., a Maryland corporation (the “Company”), Compound Holdco LLC, a Delaware limited liability company and affiliate of Guarantor (“Parent”), Compound Merger Sub LLC, a Delaware limited liability company and a subsidiary of Parent (“Merger Sub”), and, solely for purposes of Section 10.14 thereof, Welltower OP LLC, a Delaware limited liability company (“Guarantor”).

Pursuant to the Merger Agreement, on June 9, 2025, the Company merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Merger Agreement, on June 9, 2025, at the effective time of the Merger (the “Effective Time”), each share of Company common stock issued and outstanding immediately prior to the Effective Time (other than shares held by Parent, Merger Sub, the Company or any wholly owned subsidiary of Parent or the Company, which were cancelled and retired at the Effective Time) was converted into the right to receive an amount in cash equal to $3.03, as may be adjusted in accordance with the terms of the Merger Agreement (the “Merger Consideration”), without interest, but subject to any withholding required under applicable tax law.

Additionally, immediately prior to completion of the Merger at the Effective Time, all of the outstanding restricted stock units (“Company RSU awards”) granted under the Company’s Amended and Restated Long Term Incentive Plan automatically became fully vested and were cancelled and converted into the right to receive the Merger Consideration in respect of each share of our common stock underlying such Company RSU award, less any applicable withholding taxes.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement which is attached hereto as Exhibit 2.1, respectively, and is incorporated herein by reference.

Item 3.03. Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the Effective Time (other than shares held by Parent, Merger Sub, the Company or any wholly owned subsidiary of Parent or the Company, which were cancelled and retired at the Effective Time) and all of the outstanding Company RSU awards (which became fully vested immediately prior the Effective Time) were converted into the right to receive the Merger Consideration. At the Effective Time, each of the Company’s stockholders ceased to have any rights as stockholders of the Company other than the right to receive the Merger Consideration.

Item 5.01. Change in Control of the Registrant.

The information provided in the Introductory Note and set forth under Item 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, as of the Effective Time, the Company ceased to exist and Merger Sub continued as the surviving entity and is a subsidiary of an affiliate of Guarantor. Parent and Merger Sub financed the Merger Consideration using cash on hand.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2025, in connection with consummation of the Merger, T. Andrew Smith, Jonathan A. Carnella, Gregory A. Samay and Kendall K. Young each resigned from the Company’s board of directors effective as of the Effective Time. These resignations were not a result of any disagreements between the Company and the resigning directors on any matter relating to the Company’s operations, policies or practices.

In addition, effective at the Effective Time, the following officers resigned from the offices indicated besides such officers’ names and ceased to serve in such offices:

Kendall K. Young	Chief Executive Officer and President
Nicholas R. Balzo	Chief Financial Officer and Treasurer
Ann B. Harrington	General Counsel and Secretary

In accordance with the Merger Agreement, immediately following the Effective Time, the manager and officers of the Merger Sub continued to serve as the manager and officers of the Merger Sub, as the surviving entity in the Merger.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger, as of the Effective Time, the Company ceased to exist and Merger Sub continued as the surviving entity.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 29, 2025, by and among the Company, Parent, Merger Sub and Guarantor (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on January 30, 2025)*

104	Cover Page Interactive Data File (embedded within the iXBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Prologis agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOUND MERGER SUB LLC

(as successor by merger to NorthStar Healthcare Income, Inc.)

Date: June 9, 2025	By: /s/ Nikhil Chaudhri
Name: Nikhil Chaudhri
Title: Authorized Signatory